UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2021

GARRETT MOTION INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-38636	82-4873189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

La Pièce 16, Rolle, Switzerland	1180
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +41 21 695 30 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

As previously reported, on April 30, 2021, Garrett Motion Inc., (the “Company”) filed the Certificate of Designations (the “Certificate of Designations”) for the Series A Cumulative Convertible Preferred Stock (the “Series A”) of the Company with the Secretary of State of Delaware.

On July 21, 2021, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to the Certificate of Designations of the Company amending the terms of the Series A as described in item 5.03 below.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 21, 2021, the Company filed the Certificate of Amendment to the Certificate of Designations of the Company. The Certificate of Amendment became effective upon filing. The Certificate of Amendment amended Section 4(c) of the Certificate of Designations to permit payment of a dividend or making of a distribution on junior stock even if there are cumulative accrued and unpaid dividends on the Series A that have not been paid in full or the full dividend for the then current dividend period has not been paid or declared and set aside for payment, notwithstanding limitations on payment of dividends on junior stock in such circumstances as set forth in the Certificate of Designations, provided that (x) the holders of the Series A also participate in such dividends or distributions, (y) such dividends or distributions are made on or prior to December 31, 2022, and (z) the full board of directors of the Company has ratified the Disinterested Directors’ Committee’s declaration of any such dividend or distribution.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Designations of Series A Cumulative Convertible Preferred Stock of Garrett Motion Inc., filed with the Delaware Secretary of State on July 21, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2021	Garrett Motion Inc.

	By:	/s/ Jérôme Maironi
Jérôme Maironi
Senior Vice President, General Counsel and Corporate Secretary